UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2026

XEROX HOLDING CORPORATION
XEROX CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

New York	001-39013 001-04471	83-3933743 16-0468020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Merritt 7 Norwalk, Connecticut	06851-1056
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (203)
849-5216
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	XRX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On January 28, 2026, Xerox Holdings Corporation, a New York corporation (the “Company”), announced that the Board of Directors of the Company had declared a distribution (the “Warrants Distribution”) to the holders of record of the Company’s common stock, par value $1.00 per share (the “Common Stock”), the Company’s 3.75% Convertible Senior Notes due 2030 (the “Convertible Notes”) and the Company’s Series A Convertible Perpetual Voting Preferred Stock (the “Series A Preferred Stock”) in the form of warrants to purchase shares of Common Stock (the “Warrants”). The Warrants were issued on the terms and conditions described in the Warrant Agreement (as defined below and attached as an exhibit hereto) and are being distributed on February 1
2
, 2026 to the holders of record of Common Stock, Convertible Notes and Series A Preferred Stock as of the close of business on February 9, 2026 (such date and time, the “Record Date”).
Pursuant to the terms of the Warrant Agreement, dated as of February 1
2
, 2026, among the Company and Computershare Inc. and Computershare Trust Company, N.A., collectively as warrant agent (the “Warrant Agreement”), each holder of record of Common Stock as of the Record Date will receive one Warrant for every two shares of Common Stock (rounded down to the nearest whole number for any fractional Warrant). Holders (the “Other Eligible Recipients”) of the Convertible Notes and the Series A Preferred Stock will also receive Warrants, at the same time and on the same terms as holders of Common Stock, without having to convert their Convertible Notes or Series A Preferred Stock, as applicable, subject to the terms of the Warrant Agreement. The number of Warrants distributed to each Other Eligible Recipient is based on the number of shares of Common Stock into which such securities would be convertible as of the Record Date, calculated by multiplying (i) the applicable conversion rate in effect on the Record Date (as defined in the indenture governing the Convertible Notes or the applicable governing documents for the Convertible Preferred Stock) by (ii) the aggregate principal amount (expressed in thousands) of Convertible Notes or the applicable liquidation preference of the Convertible Preferred Stock, held by such Other Eligible Recipient as of the Record Date, as applicable.
The Warrants are expected to commence trading on the Nasdaq Global Select Market under the ticker “XRXDW” on February 1
3
, 2026.
Exercise
Each Warrant will entitle the holder to purchase, at each holder’s sole and exclusive election, at an exercise price of $8.00 per Warrant (the “Warrant Exercise Price”), one share (the “Warrant Exercise Rate”) of Common Stock payable in cash or by delivery of certain issued and outstanding notes designated by the Company from time to time (the “Designated Notes”). The Warrant Exercise Rate is subject to certain adjustments as set forth in “Anti-Dilution Adjustments” below and the Company’s right to voluntarily increase the Warrant Exercise Rate in its sole and absolute discretion from time to time. The Warrant Exercise Price is subject to the Company’s right to voluntarily decrease the Warrant Exercise Price in its sole and absolute discretion from time to time.
The right to satisfy the Warrant Exercise Price by delivery of Designated Notes will terminate as of 5:00 p.m., New York City time, on the relevant Notes Exercise Expiration Date (as defined in the Warrant Agreement). From such time there will be deemed to be no Designated Notes, subject to any Notes Exercise Reinstatement (as defined in the Warrant Agreement).
Expiration
The Warrants will expire and cease to be exercisable at 5:00 p.m., New York City time, on February 11, 2028 (the “Expiration Date”) unless the Early Expiration Price Condition (as defined in the Warrant Agreement) is met, in which case the Expiration Date will be the Early Expiration Date (as defined in the Warrant Agreement).

Anti-Dilution Adjustments
The Warrant Exercise Rate is subject to certain adjustments for events including: (i) stock dividends, splits, subdivisions, reclassifications and combinations; (ii) rights issues; (iii) spin-offs; and (iv) shareholder rights plans.
The foregoing description of the Warrants and the Warrant Agreement is only a summary and is qualified in its entirety by reference to the complete description of the terms of the Warrants set forth in the Warrant Agreement (including the Form of Warrant attached thereto), which is filed as Exhibit 4.1 to this Current Report on Form
8-K
(this “Form
8-K”)
and incorporated by reference herein. In connection with the Warrant Distribution, the Company is filing a prospectus supplement, dated February 1
2
, 2026, pursuant to the Company’s existing shelf registration statement on Form
S-3,
declared effective on January 30, 2026, registering up to $750,000,000 of shares of Common Stock to be issued upon exercise of the Warrants under the Securities Act of 1933, as amended (the “Securities Act”).
Item 7.01 Regulation FD Disclosure.
On February 1
2
, 2026, the Company issued a press release announcing the distribution of the Warrants to its shareholders and Other Eligible Recipients as of the Record Date. The press release is attached as Exhibit 99.1 to this Form
8-K
and incorporated by reference herein.
The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.
No Offer or Solicitation
This Form
8-K
shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The issuance of the Warrants has not been registered under the Securities Act, as the distribution of a warrant for no consideration does not constitute a sale of a security under Section 2(a)(3) of the Securities Act. A prospectus and Form
8-A
registration statement describing the terms of the Warrants and the underlying Common Stock have been filed with the Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website located at http://www.sec.gov. Holders should read the prospectus carefully, including the Risk Factors section included and incorporated by reference therein.
Forward Looking Statements
This Form
8-K
and the exhibits attached to this Form
8-K
contain statements which are not historical facts that are considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would,”, “could,”, “can,” “should,” “targeting,” “projecting,” “driving,” “future,” “plan,” “predict,” “may” or words of similar meaning and include, but are not limited to, statements regarding the potential benefits of the Warrant Distribution. Forward-looking statements are not guarantees of future performance and the Company’s actual results may differ significantly from the results discussed in the forward-looking statements. These forward-looking statements speak only as of the date of this document or as of the date to which they refer, and we assume no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law. Factors that might cause such differences include, but are not limited to, those discussed in the Company’s Securities and Exchange Commission filings, including the Company’s reports on Forms
10-K
and
10-Q.
The Company assumes no obligation to revise or update any forward-looking statements for any reason, except as required by law.

Item 9.01 Financial Statements and Exhibits.
On February 12, 2026, Kirkland & Ellis LLP delivered an opinion (the “Opinion”) to the Company in connection with the Company’s issuance of shares of Common Stock upon exercise of 77,271,234 Warrants and up to 5,192,626 shares of Common Stock to B. Dyson Capital Advisors and/or its affiliates in consideration for financial advisory services provided in connection with the Warrants Distribution. Such shares will be issued pursuant to the Company’s shelf registration statement on Form
S-3
(No.
333-292842)
(the “Registration Statement”), which was declared effective on January 30, 2026, including the prospectus, dated January 30, 2026, and the prospectus supplement, dated February 12, 2026, as the same may be amended or supplemented. The Opinion is being filed herewith as Exhibit 5.1, and thereby automatically incorporated by reference into the Registration Statement, in accordance with the requirements of Item 601(b)(5) of Regulation
S-K
under the Securities Act.
(d) Exhibits

Exhibit Number	Description

4.1	Warrant Agreement (including Form of Warrant), dated February 12, 2026, among the Company and Computershare Inc. and Computershare Trust Company, N.A., collectively as warrant agent

5.1	Opinion of Kirkland & Ellis LLP

99.1	Press Release dated February 12, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signatures for each undersigned shall be deemed to related only to matters having reference to such company and its subsidiaries.

XEROX HOLDING CORPORATION

Date: February 12, 2026	By:	/s/ Flor M. Colón
Name: Flor M. Colón
Title: Secretary

XEROX CORPORATION

Date: February 12, 2026	By:	/s/ Flor M. Colón
Name: Flor M. Colón
Title: Secretary